Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us in this Registration Statement on Form N-1A Post-Effective Amendment No. 55 under the heading “Counsel and Independent Registered Public Accounting Firm”.

/S/ PricewaterhouseCoopers LLP

New York, New York

September 19, 2013